UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
September 11, 2026

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

(b) Effective on October 1, 2026, Ms. Sharon D. Garrett will retire as a member of the Board of Directors (“Board”) of Ross Stores, Inc. (the “Company”) and applicable Board committees, having tendered her resignation on September 11, 2026.

Appointment of Two Directors

(d) The Company’s Board has appointed Ms. Shelley H. Bransten and Mr. Christian B. Johnson as members of the Board, effective on October 1, 2026, each with an initial term expiring at the Company’s 2027 Annual Meeting of Stockholders. Ms. Bransten and Mr. Johnson have also each been appointed to serve on the Board’s Audit Committee. Both Ms. Bransten and Mr. Johnson are independent directors under the corporate governance requirements of the Listing Rules of the Nasdaq Stock Market. In connection with these appointments, the size of the Company’s Board has been increased to ten members.

Ms. Bransten and Mr. Johnson will each receive cash compensation and will be granted restricted stock for their services on the Board and on the Audit Committee, in accordance with the Company’s standard fee arrangements and as approved by the Board’s Compensation Committee. In connection with their appointments, the Company will also enter into indemnification agreements with each of Ms. Bransten and Mr. Johnson, in substantially the same form as those entered into with the other directors of the Company.

A copy of the press release announcing the retirement of Ms. Garrett as a director and the election of Ms. Bransten and Mr. Johnson to the Board is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On September 17, 2026, the Company issued a press release to announce updates to the Company’s Board, relating to the retirement of Ms. Garrett and the appointment of Ms. Bransten and Mr. Johnson as directors. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	September 17, 2026 Press Release by Ross Stores, Inc.
104	Cover Page Interactive Data File. (The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2026

ROSS STORES, INC.
Registrant

By:	/s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and
Corporate Secretary

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